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                         EXHIBIT (23)(h)
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                 CONSENT OF INDEPENDENT AUDITORS
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            We consent to the reference to our firm under the
caption "Experts" in the Registration Statement (Form S-4) of Boatmen's Bancshares, Inc. We also consent to the inclusion in the Registration Statement of our report dated January 10, 1995 with respect to the financial statements of Tom Green National Bank.


                                 /s/ Oliver, Rainey & Wojtek
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                                 Oliver, Rainey & Wojtek, L.L.P.


San Angelo, Texas
January 24, 1996